Exhibit 3.1


                              AMENDED AND RESTATED
                                   BY-LAWS OF
                           BLUE DOLPHIN ENERGY COMPANY
                               (the "Corporation")

                                    ARTICLE I

                                     Offices
                                     -------

     Section 1.1.     Offices.
     ------------     --------
     The registered office of the Corporation shall be at 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801. The Corporation may have such other offices within or without the State of Delaware as the board of directors may from time to time establish.

                                   ARTICLE II

                                  Capital Stock
                                  -------------

     Section 2.1.     Certificates Representing Shares.
     -----------     ---------------------------------
     (a) Shares of the classes of capital stock of the Corporation may be certificated or uncertificated, as provided under Delaware law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form or forms as the board of directors may approve; provided that, such form or forms shall comply with all applicable requirements of law or of the certificate of incorporation. Such certificates shall be signed by the president or a vice president, and by the secretary or an assistant secretary, of the Corporation and may be sealed with the seal of the Corporation or imprinted or otherwise marked with a facsimile of such seal. In the case of any certificate countersigned by any transfer agent or registrar, provided such countersigner is not the Corporation itself or an employee thereof, the signature of any or all of the foregoing officers of the Corporation may be represented by a printed facsimile thereof. If any officer whose signature, or a facsimile thereof, shall have been set upon any certificate shall cease, prior to the issuance of such certificate, to occupy the position in right of which his signature, or facsimile thereof, was so set upon such certificate, the Corporation may nevertheless adopt and issue such certificate with the same effect as if such officer occupied such positions as of such date of issuance; and, issuance and delivery of such certificate by the Corporation shall constitute adoption thereof by the Corporation. The certificates shall be consecutively numbered, and as they are issued, a record of such issuance shall be entered in the books of the Corporation.

     (b) Within a reasonable time after the issuance of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the state of Delaware, the name of the stockholder, and the number of shares (and, if the stock of the Corporation shall be divided into classes or series, the class and series of such shares) represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation's Certificate of Corporation, these By-Laws, any agreement among stockholders or any agreement between stockholders and the Corporation.

     Section 2.2.     Stock Certificate Book and Stockholders of Record.
     ------------     --------------------------------------------------
     The secretary of the Corporation shall maintain, among other records, a stock certificate book, which shall set forth the names and addresses of the holders of all issued shares of the Corporation, the number of shares held by each, the date of issue of such shares, whether or not such shares originate from original issue or from transfer and, in the case of certificated shares, the number of the certificates representing such shares. The names and addresses of stockholders as they appear on the stock certificate book shall be the official list of stockholders of record of the Corporation for all purposes. The Corporation shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including, but without limitation, a purchaser, assignee, or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such other person.

     Section 2.3.     Stockholder's Change of Name or Address.
     ------------     ----------------------------------------
     Each stockholder shall promptly notify the secretary of the Corporation, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the stockholder from that as it appears upon the official list of stockholders of record of the Corporation. The secretary of the Corporation shall then enter such changes into all affected Corporation records, including, but not limited to, the official list of stockholders of record.

     Section 2.4.     Transfer of Stock.
     ------------     ------------------
     Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, and, in the case of shares represented by a certificate, upon surrender to the Corporation by delivery thereof to the person in charge of the stock and transfer books and ledgers. Such certificates shall be cancelled and new certificates shall thereupon be issued. A record shall be made of each transfer. Upon receipt of proper transfer restrictions from the holder of uncertificated shares, the Corporation shall cancel such uncertificated shares and issue new equivalent uncertificated shares, or, upon such holder's request, certificated shares, to the person entitled thereto, and record the transaction upon its books. The board of directors may make such rules and regulations concerning the issue, transfer, registration and replacement of certificates, as they deem desirable or necessary.

     Section 2.5.     Transfer Agent and Registrar.
     ------------     -----------------------------
     The board of directors may appoint one or more transfer agents or registers of the shares, or both, and may require all share certificates to bear the signature of a transfer agent or registrar, or both.


     Section 2.6.     Lost, Stolen or Destroyed Certificates.
     ------------     ---------------------------------------
     The Corporation may issue a new certificate for shares of stock or uncertificated shares may be issued in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed; but the board of directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to furnish an affidavit as to such loss, theft or destruction and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as the board of directors may direct, in order to indemnify the Corporation and its transfer agents and registers, if any, against any claim that may be made on account of the alleged loss, theft or destruction of such certificates.

                                   ARTICLE III

                                The Stockholders
                                ----------------

     Section 3.1.     Annual Meeting.
     ------------     ---------------
     The annual meeting of the stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such date and time as the board of directors may designate and if not otherwise designated then the fourth Monday in April of each year, if not a legal holiday, and if a legal holiday, then on the next secular day following at 10:00 a.m. Failure to hold any annual meeting or meetings shall not work a forfeiture or dissolution of the Corporation.


     Section 3.2.     Special Meetings.
     ------------     -----------------
     Except as otherwise provided by law or by the Certificate of Incorporation, special meetings of the stockholders may be called by the chairman of the board of directors, the president, or a majority of the directors and shall be called by the Secretary of the Corporation upon the written request therefor, stating the purpose(s) of the meeting, delivered to the Corporation and signed by the holders of not less than twenty-five percent (25%) of all the shares outstanding and entitled to vote at such meeting. Special Meetings shall be held at the principal office of the Corporation or at such other place, and at such time, as may be stated in the notice calling such meeting. Business transacted at any special meeting of stockholders shall be limited to the purpose stated in the notice of such meeting given in accordance with the terms of Section 3.3.

     Section 3.3.     Notice of Meetings - Waiver.
     ------------     ----------------------------
     Written notice of each meeting of stockholders, stating the place, day and hour of any meeting and, in case of a special stockholders' meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of such meeting, either personally or by mail, by or at the direction of the president, the secretary or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Such further or earlier notice shall be given as may be required by law. The signing by a stockholder of a written waiver of notice of any stockholders' meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a person at a stockholders' meeting shall constitute a waiver of notice of such meeting except when a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No notice of any adjournment of any meeting shall be required.

     Section 3.4.     Closing of Transfer Books and Fixing Record Date.
     ------------     -------------------------------------------------

     In order that the  Corporation may determine the  stockholders  entitled to
(i) receive notice of or to vote at any meeting of stockholders or adjournment thereof or entitled to express consent to corporate action in writing without a meeting; (ii) receive payment of any dividend or other distribution or allotment of any rights; or (iii) exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action the board of directors may fix, in advance, a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date shall be as follows: the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; if in accordance with Section 3.7 corporate action without a meeting of stockholders is to be taken, the record date for determining stockholders entitled to express consent to such corporate action in writing, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating hereto.

     Section 3.5.     Voting List.
     ------------     ------------
     The officer or agent having charge of the stock transfer books for shares for the Corporation shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each such stockholder, which list, for a period of ten days prior to such meeting, shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be subject to lawful inspection by any stockholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

     Section 3.6.     Quorum.
     ------------     -------

     (a) Except as otherwise provided by law, by the Certificate of Incorporation or these by-laws, the holders of a majority of the shares entitled to vote and represented in person or by proxy shall constitute a quorum at a meeting of stockholders, but the stockholders present at any meeting, although representing less than a quorum, may from time to time adjourn the meeting to some other day and hour, without notice other than announcement at the meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

     (b) The vote of the holders of a majority of the shares outstanding and entitled to vote and represented at a meeting at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law or the Certificate of Incorporation.

     Section 3.7.     Voting at Meetings.
     ------------     -------------------
     Each stockholder shall have one vote for each outstanding share of stock entitled to vote at any meeting, which is registered in his name on the record date for the meeting except to the extent that the Certificate of Incorporation or the laws of the State of Delaware provide otherwise. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws (or comparable instrument) of such corporation may prescribe, or in the absence of such provision, as the board of directors (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by his executor or administrator, either in person or by proxy.

     Section 3.8.     Proxies.
     ------------     --------
     A stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him by proxy executed in writing by the stockholder; but, no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions. Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

     Section 3.9.      Balloting.
     ------------      ----------
     Upon the demand of any stockholder, the vote upon any question before the meeting shall be by written ballot. At each meeting, inspectors of election may be appointed by the presiding officer of the meeting; and, at any meeting for the election of directors, inspectors shall be so appointed on the demand of any stockholder present or presented by proxy and entitled to vote in such election of directors. No director or candidate for the office of director shall be appointed as such inspector. If the vote of stockholders for the election of directors by written ballot, the number of votes cast by shares in the election of directors shall be recorded in the minutes.

     Section  3.10.   Voting  Rights,   Prohibition  of  Cumulative  Voting  for
                      Directors.
                      ----------
     Each outstanding share of common stock and to the extent set forth in the Certificate of Incorporation each outstanding share of preferred stock shall be entitled to one vote for all matters submitted to a vote at a meeting of stockholders. No stockholder shall have the right to cumulate his votes for the election of directors but each share shall be entitled to one vote in the election of each director. In the case of any contested election for any directorship, the candidate for such position receiving a plurality of the votes cast in such election shall be elected to such position.

     Section 3.11.    Record of Stockholders.
     -------------    -----------------------
     The Corporation shall keep at its principal business office, or the office of its transfer agents or registers, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     Section 3.12.    Treasury Stock.
     -------------    ---------------
     The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it and such shares shall not be counted for quorum purposes.

     Section 3.13.    Action Without Meeting.
     -------------    -----------------------
     Unless otherwise provided in the Certificate of Incorporation, any action permitted or required by law, the Certificate of Incorporation or these by-laws to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than a unanimous written consent shall be given by the Secretary to those stockholders who have not consented in writing.

                                   ARTICLE IV

                             The Board of Directors
                             ----------------------

     Section 4.1.     Power; Number; Term of Office.
     ------------     ------------------------------

     (a) The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors, and subject to the restrictions imposed by law or the Certificate of Incorporation, they may exercise all powers of the Corporation.

     (b) The number of directors, which shall constitute the whole Board of Directors, shall be five and thereafter shall be as determined from time to time by resolution of the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). Each director shall hold office for the term for which he is elected, until a successor shall have been elected and qualified or until his earlier death, resignation or removal.

     Unless otherwise provided in the Certificate of Incorporation, directors need not be stockholders nor residents of the State of Delaware.

     Section 4.2.     First Meetings.
     ------------     ---------------
     Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held after the annual meeting of stockholders, the Board of Directors shall proceed to the election of the officers of the Corporation. Regular meetings of the board of directors shall be held at such times and places as the Board of Directors shall determine by resolution. No notice of any kind of such regular meetings need to be given.

     Section 4.3.     Special Meetings.
     ------------     -----------------
     Special meetings of the Board of Directors shall be held at any time by call of the chairman of the board, the president, or upon written request of any two directors by the secretary. The secretary shall give notice of each special meeting to each director at his usual business or residence address by mail at least three days before the meeting or by telegraph or telephone at least 24 hours before such meeting. Except as otherwise provided by law, by the Certificate of Incorporation, or by these by-laws, such notice need not specify the business to be transacted at, or the purpose of, such meeting. No notice shall be necessary for any adjournment of any meeting. The signing of a written waiver of notice of any special meeting by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the receiving of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 4.4.     Quorum.
     ------------     -------
     A majority of the number of directors shall constitute a quorum for the transaction of business and the act of not less than a majority of such quorum of the directors shall be required in order to constitute the act of the Board of Directors, unless the act of a greater number shall be required by law, by the Certificate of Incorporation or by these by-laws.

     Section 4.5.     Procedure at Meetings.
     ------------     ----------------------
     The Board of Directors, at each first meeting held immediately following the annual meeting of stockholders, may appoint one of their number as chairman of the board. The chairman of the board, if one is appointed, shall preside at meetings of the board. In his absence at any meeting or if one is not appointed, any officer authorized by these by-laws or any member of the board selected by the members present shall preside. The secretary of the Corporation shall act as secretary at all meetings of the board. In his absence the presiding officer of the meeting may designate any person to act as secretary. At meetings of the Board of Directors, the business shall be transacted in such order as the board may from time to time determine.

     Section 4.6.     Presumption of Assent.
     ------------     ----------------------
     Any director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 4.7.     Action Without a Meeting.
     ------------     -------------------------
     Any action required by statute or permitted to be taken at a meeting of the directors of the Corporation, or of any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all directors or all committee members as the case may be, and if the consent in writing shall be filed with the minutes of the proceeding of the board or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of Delaware.

     Section 4.8.     Compensation.
     ------------     -------------
     Directors shall receive as compensation for their services as directors, and for reimbursement of reasonable expenses of attendance at meetings, if any, such cash amounts or other consideration as shall be determined by resolution of the board of directors. Nothing herein shall preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

     Section 4.9.     Committee of Directors.
     ------------     -----------------------
     The board of directors, by resolution adopted by a majority of the whole board, may designate one or more committees, including an executive committee, each such committee to consist of two or more of the directors of the Corporation. Any committee may exercise such authority of the board of directors in the business and affairs of the Corporation as the board of directors may by resolution duly delegate to it except as prohibited by law. The designation of any committee and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed upon it or him by law. Any member of a committee may be removed by the board of directors by the affirmative vote of a majority of the whole board whenever in the judgment of the board the best interests of the Corporation will be served thereby.

     Each committee shall keep regular minutes of its proceedings and report the same to the board of directors when required. The minutes of the proceedings of each committee shall be placed in the minute book of the Corporation.

     Section 4.10.    Vacancies; Increases in the Number of Directors.
     -------------    ------------------------------------------------
     Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or a sole remaining director; and any director so chosen shall hold office until the next annual election and until his successor shall be duly elected and shall qualify, unless sooner displaced.

                                    ARTICLE V

                                    Officers
                                    --------

     Section 5.1.     Number.
     ------------     -------
     The officers of the Corporation shall consist of a president, one or more vice presidents, a secretary and a treasurer; and, in addition, such other officers, including a chairman of the board of directors, and assistant officers and agents, as may be deemed necessary or desirable. Officers shall be elected or appointed by the board of directors. Any two or more offices may be held by the same person unless the certificate of incorporation or by-laws otherwise provide. In its discretion, the board of directors may leave unfilled any office except those of president, treasurer and secretary.

     Section 5.2.     Election; Term; Qualification.
     ------------     ------------------------------
     Officers shall be chosen by the board of directors annually at the meeting of the board of directors following the annual stockholders' meeting. Each officer shall hold office until his successor has been chosen and qualified, or until his death, resignation or removal.

     Section 5.3.     Removal.
     ------------     --------
     Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation will be served thereby; but, such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

     Section 5.4.     Vacancies.
     ------------     ----------
     Any vacancy in any office of any officer for any cause may be filled by the board of directors at any meeting.

     Section 5.5.     Duties.
     ------------     -------
     The officers of the Corporation shall have such powers and duties, except as modified by the board of directors, as generally pertain to their offices, respectively, as well as such powers and duties as from time to time shall be conferred by the board of directors and by these by-laws.

     Section 5.6.     Chairman of the Board.
     ------------     ----------------------
     The chairman shall be the chief executive officer of the Corporation and shall have general direction of the affairs of the Corporation and general supervision over its several officers, subject however, to the control of the board of directors. He shall preside at all meetings of the stockholders and the board of directors. The chairman shall at each annual meeting, from time to time, report to the stockholders and to the board of directors all matters within his knowledge which, in his opinion, the interest of the Corporation may require to be brought to the notice of such persons. The chairman of the board shall formulate and submit to the board of directors matters of general policy for the Corporation and shall perform such duties as usually appertain to the office or as may be prescribed by the board of directors.

     Section 5.7.     The President.
     ------------     --------------
     The president may sign, with the secretary or an assistant secretary, any or all certificates of stock of the Corporation. He shall preside at all meetings of the stockholders if a chairman of the board has not been elected, shall sign and execute in the name of the Corporation (i) all contracts or other instruments authorized by the board of directors, and (ii) all contracts or instruments in the usual and regular course of business, pursuant to Section 6.2 hereof, except in cases when the signing and execution thereof shall be expressly delegated or permitted by the board or by these by-laws to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of president, and such other duties as from time to time may be assigned to him by the board of directors or as are prescribed by these by-laws.

     Section 5.8.     The Vice Presidents.
     ------------     --------------------
     At the request of the president, or in his absence or disability, the vice presidents, in the order of their election (unless otherwise determined by the board of directors), shall perform the duties of the president, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the president. The vice presidents shall perform such other duties as may, from time to time, be assigned to them by the board of directors or the president. A vice president may sign, with the secretary or an assistant secretary, certificates of stock of the Corporation.

     Section 5.9.     Secretary.
     ------------     ----------
     The secretary shall keep the minutes of all meetings of the stockholders, of the board of directors, and of the executive committee, if any, of the board of directors, in one or more books provided for such purpose and shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law. He shall be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; shall have general charge of the stock certificate books, transfer books and stock ledgers, and such other books and papers of the Corporation as the board of directors may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the office of the Corporation during business hours; and in general shall perform all duties and exercise all powers incident to the office of the secretary and such other duties and powers as the board of directors or the president from time to time may assign to or confer on him.

     Section 5.10.    Treasurer.
     -------------    ----------
     The treasurer shall keep complete and accurate records of account, showing at all times the financial condition of the Corporation. He shall be the legal custodian of all money, notes, securities and other valuables, which may, from time to time come into the possession of the Corporation. He shall furnish at meetings of the board of directors, or whenever requested, a statement of the financial condition of the Corporation, and shall perform such other duties as these by-laws may require or the board of directors may prescribe.

     Section 5.11.    Assistant Officers.
     -------------    -------------------
     Any assistant secretary or assistant treasurer appointed by the board of directors shall have the power to perform, and shall perform, all duties incumbent upon the secretary or treasurer of the Corporation, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these by-laws may require or the board of directors may prescribe.

     Section 5.12.    Salaries.
     -------------    ---------
     The salaries or other compensation of the officers shall be fixed from time to time by the board of directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

     Section 5.13.    Bonds of Officers.
     -------------    ------------------
     The board of directors may secure the fidelity of any officer of the corporation by bond or otherwise, on such terms and with such surety of sureties, conditions, penalties or securities as shall be deemed proper by the board of directors.

     Section 5.14.    Delegation.
     -------------    -----------
     The board of directors may delegate temporarily the powers and duties of any officer of the Corporation, in case of his absence or for any other reason, or any other officer, and may authorize the delegation by any officer of the Corporation of any of his powers and duties to an agent or employee, subject to the general supervision of such officer.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

     Section 6.1.     Dividends.
     ------------     ----------
     Dividends on the outstanding shares of the Corporation, if any, may be declared by the board of directors at any regular or special meeting, subject to the provisions of the certificate of incorporation and the General Corporation Law of the State of Delaware.

     Subject to limitations upon the authority of the board of directors imposed by law or by the certificate of incorporation, the declaration of and provision for payment of dividends shall be at the discretion of the board of directors.

     Section 6.2.     Contracts.
     ------------     ----------
     The president shall have the power authority to execute, on behalf of the Corporation, contracts or instruments in the usual and regular course of business, and in addition, the board of directors may authorize any officer or officers, agent or agents, of the Corporation, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless so authorized by the board of directors or by these by-laws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

     Section 6.3.     Checks, Drafts, etc.
     ------------     --------------------
     All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or employees of the Corporation as shall from time to time be authorized pursuant to those by-laws or by resolution of the board of directors.

     Section 6.4.     Depositories.
     ------------     -------------
     All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks or other depositories as the board of directors may from time to time designate, and upon such terms and conditions as shall be fixed by the board of directors. The board of directors may from time to time authorize the opening and maintaining within any such depository as it may designate, of general and special accounts, and may make such special rules and regulations with respect thereto as it may deem expedient.

     Section 6.5.     Endorsement of Stock Certificates.
     ------------     ----------------------------------
     Subject to the specific directions of the board of directors, any share or shares of stock issued by any corporation and owned by the Corporation, including reacquired shares of the Corporation's own stock, may, for sale or transfer, be endorsed in the name of the Corporation by the president, or any vice president; and such endorsement may be attested or witnessed by the secretary or any assistant secretary either with or without the affixing thereto of the corporate seal.

     Section 6.6.     Corporate Seal.
     ------------     ---------------
     The corporate seal shall be in such form as the board of directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to, or in any manner reproduced upon, instruments of any nature required to be executed by officers of the Corporation.

     Section 6.7.     Fiscal Year.
     ------------     ------------
     The fiscal year of the Corporation shall begin and end on such dates as the board of directors at any time shall determine.

     Section 6.8.     Books and Records.
     ------------     ------------------
     The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     Section 6.9.     Resignations.
     ------------     -------------
     Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     Section 6.10.    Indemnification of Directors, Officers,
                      Employees and Agents.
                      ---------------------

     (a) Right to Indemnification.
     -----------------------------
     Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted against all expense, liability and loss (including without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 6.10 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be, rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section 6.10 or otherwise.

     (b) Indemnification of Employees and Agents.
     --------------------------------------------
     The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Section 6.10.

     (c) Right of Claimant to Bring Suit.
     ------------------------------------
     If a written claim received by the Corporation from or on behalf of an indemnified party under this Section 6.10 is not paid in full by the Corporation within ninety days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense, of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (d) Nonexclusivity of Rights.
     -----------------------------
     The right to indemnification and the advancement and payment of expenses conferred in this Section 6.10 shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of the Certificate of Incorporation of the Corporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     (e) Insurance.
     --------------
     The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     (f) Savings Clause.
     -------------------
     If this Section VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Section 6.10 that shall not have been invalidated and to the fullest extent permitted by applicable law.

     (g) Definitions.
     ----------------
     For purposes of this Section, reference to the "Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger prior to (or, in the case of an entity specifically designated in a resolution of the Board of Directors, after) the adoption hereof and which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     Section 6.11.    Meetings by Telephone.
     -------------    ----------------------
     Subject to the provisions required or permitted by these by-laws or the laws of the State of Delaware for notice of meetings, members of the board of directors, or members of any committee designated by the board of directors, may participate in and hold any meeting required or permitted under these by-laws by telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such a meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 6.12.    Facsimile Signatures.
     -------------    ---------------------
     In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these by-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

     Section 6.13.    Reliance upon Books, Reports and Records.
     -------------    -----------------------------------------
     Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of accounts or reports made to the Corporation by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Corporation.

     Section 6.14.    Amendments.
     -------------    -----------
     If provided in the Certificate of Incorporation of the Corporation, the Board of Directors shall have the power to adopt, amend and repeal from time to time by-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to amend or repeal such by-laws as adopted or amended by the Board of Directors.

     I, the undersigned Secretary of Blue Dolphin Energy Company, hereby certify that the foregoing is a true and correct copy of the Bylaws of said Corporation, adopted by the Board of Directors of the Corporation on the __ day of December, 2007.



                                                    /s/ Gregory W. Starks
                                                    --------------------------
                                                    Gregory W. Starks, Secretary